GENERAL RELEASE AND SETTLEMENT AGREEMENT

This General Release and Settlement Agreement (“Agreement”) is made this 30th day of June, 2006 by and between Christopher Smith (“Smith”), Paramount Trading Co., Inc. (“Paramount”), Johan Ganiere (“Ganiere”), Claire Calvert (“Calvert”), Alan Frank (“Frank”), Alan L. Frank Law Associates, P.C. (“Frank Law Firm”) - (all collectively the “Claimant Parties”) and SmartVideo™ Technologies, Inc. (“SmartVideo”). The term “Parties” shall refer to the Claimant Parties and SmartVideo collectively.

WITNESSETH:

WHEREAS, Smith, Paramount, Ganiere and Calvert have asserted certain claims and rights against and with respect to SmartVideo, including, but not limited to, those claims made in Civil Action No. l:06-cv-0849-MHS currently pending in the United States District Court for the Northern District of Georgia; and

WHEREAS, Frank and the Frank Law Firm represent Smith, Paramount, Ganiere and Calvert with respect those certain claims and rights referenced above;

WHEREAS, Smith is the sole beneficial owner (as such term is defined in Rulel3d-3(a) of the Securities Exchange Act of 1934) of 872,500 shares of SmartVideo common stock;

WHEREAS, Paramount is the sole beneficial owner (as such term is defined in Rule 13d-3(a) of the Securities Exchange Act of 1934) of 246,667 shares of SmartVideo common stock;

WHEREAS, Ganiere is the sole beneficial owner (as such term is defined in Rule l3d-3(a) of the Securities Exchange Act of 1934) of 872,500 shares of SmartVideo common stock; and WHEREAS, the Claimant Parties and SmartVideo desire to resolve all such alleged claims and rights and any and all other alleged claims and rights, as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration , the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.    Effective Date. This Agreement shall become effective immediately after the Parties hereto have signed the Agreement (“the Effective Date”).

2.    Shares and Registration Rights.

(a) Ownership and Title. Smith, Paramount and Ganiere each severally and not jointly represent and warrant to SmartVideo that they each are the sole beneficial owner of 872,500, 246,667 and 872,500 shares of SmartVideo common stock (collectively, the “Shares”) and that each has valid and marketable title to such shares of common stock, free and clear of all claims, liens, charges, encumbrances, “adverse claims” (as defined in Article 8 of the Georgia Uniform Commercial Code), security interests and rights of third parties.

(b) Commitments. Prior to the transfer to Frank of 311,083 shares of SmartVideo common stock owned by Smith, Paramount and Ganiere, each of Smith, Paramount and Ganiere severally and not jointly represent and warrant to SmartVideo that they have not created and will not have created any subscriptions, options, warrants, claims, calls, commitments, proxies or agreements for the purchase, voting or control of any of such shares.

(c) Transfer of Shares to Frank. In consideration of his representation of Smith, Paramount and Ganiere in the matters discussed herein, Smith, Paramount and Ganiere are hereby transferring and selling to Frank 174,500, 49,333 and 87,250 shares, respectively, of SmartVideo common stock. Smith, Paramount and Ganiere hereby severally and not jointly represent and warrant to SmartVideo that such transfer and sale to Frank will be conducted in a transaction exempt from registration under the Securities Act of 1933. After the transfer of a total 311,083 shares of SmartVideo common stock to Frank from Smith, Paramount and Ganiere, each of Smith, Paramount, Ganiere and Frank shall remain the sole beneficial owner (as such term is defined in Rule 13d-3(a) of the Securities Exchange Act of 1934) of 698,000, 197,334, 785,250 and 311,083 shares of SmartVideo common stock, respectively (collectively hereinafter referred to as the “Registered Shares”) until such time as any of such shares are sold. Each of Smith, Paramount, Ganiere and Frank shall advise SmartVideo in writing of any sale of such shares within ten calendar days after the closing of a sale. Smith, Paramount, Ganiere and Frank severally and not jointly represent and warrant to SmartVideo that they do not have any agreement, understanding or arrangement with any other person or entity with regard to the proceeds from the sale of the Registered Shares, nor will such an agreement, understanding or arrangement be made by Smith, Paramount, Ganiere or Frank subsequent to the date of this Agreement.

(d) Legend on Common Stock. Smith, Paramount, Ganiere and Frank each hereby acknowledge, understand and agree that their shares of SmartVideo common stock will be legended and restricted securities within the meaning of the Securities Act of 1933, and that as such, such shares may not be offered or sold publicly unless such shares are registered under the Securities Act of 1933 or offered and sold pursuant to an exemption therefrom.

(e) Registration of Common Stock. By no later than July 31, 2006, SmartVideo shall include the Registered Shares in a registration statement filed with the Securities and Exchange Commission covering the Registered Shares and 550,000 shares which SmartVideo is required to register for Enable Growth Partners, L.P. and INSYSTCOM, Inc. Although SmartVideo is filing a registration statement with the Securities and Exchange Commission on June 30, 2006 covering the 550,000 shares of SmartVideo common stock owned by Enable Growth Partners, L.P. and INSYSTCOM, Inc., SmartVideo shall not seek acceleration of such registration statement, or permit the Securities and Exchange Commission to declare such registration statement effective, unless and until the Registered Shares are included in such registration statement by way of the filing of a pre-effective amendment to such registration statement. In connection with such registration statement, each of Smith, Paramount, Ganiere and Frank shall provide SmartVideo with the information required to be included in such registration statement under Items 507 and 508 of Regulation S-K (Part 229 of Title 17 of the Code of Federal Regulation) and such other information as is reasonably requested to be included in such registration statement by SmartVideo. All of such information provided to SmartVideo by Smith, Paramount, Ganiere and Frank shall be true and correct in all material respects. SmartVideo shall be required to maintain the effectiveness of such registration statement for the Registered Shares until the owner of the Registered Shares can publicly sell his or its portion of the Registered Shares under Rule 144(k) promulgated under the Securities Act of 1933.

(f) Removal of Restrictive Legend from Registered Shares. SmartVideo shall remove the restrictive legend from stock certificates relating to Registered Shares if and when the registered owner of such shares provides SmartVideo with a legal opinion, in form and substance satisfactory to SmartVideo, stating that the restrictive legend may be removed from such stock certificates in accordance with the provisions of Rule 144(k) promulgated under the Securities Act of 1933 and that such shares may be publicly sold under Rule 144(k).

(g) Delivery of Stock Certificates. Assuming Smith or Caroline Buchler, Paramount and Ganiere deliver their stock certificates for the Shares to Edwards Angell Palmer & Dodge LLP (“EAPD”), 350 East Las Olas Boulevard, Suite 1150, Ft. Lauderdale, FL 33301-4215 Attention: Leslie J. Croland, P.A. by no later than July 14, 2006, SmartVideo shall cause to be delivered to the Frank Law Firm on or before July 19, 2006, stock certificates representing the Registered Shares in the following denominations: Smith 698,000 Shares; Paramount 197,334 Shares; Ganiere, 785,250 Shares; and Frank 311,083 Shares. The stock certificates for the Shares delivered to EAPD shall be accompanied by stock transfer instructions, stock powers signed by each of Smith, and Caroline Buchler, Paramount and Ganiere, and a medallion signature guarantee for each of such persons. In addition, Paramount shall provide EAPD with certified resolutions of its Board of Directors authorizing the person signing the stock powers on behalf of Paramount to act in its behalf in connection with this matter. If any of the stock certificates for all or a portion of Shares are delivered to EAPD after July 19, 2006, then the delivery to Frank of the denominated Shares shall be delivered to the Frank Law Firm by no later than five (5) days following the delivery of the last stock certificate to EAPD.

3.    Release of Claims by Claimant Parties, As a material inducement to SmartVideo to enter into this Agreement, the Claimant Parties hereby irrevocably release SmartVideo and each of the owners, stockholders, predecessors, successors, directors, officers, employees, representatives, attorneys, subsidiaries and affiliates (and agents, directors, officers, employees, representatives and attorneys of such subsidiaries and affiliates) of SmartVideo, and all persons acting by, through, under or in concert with them, including without limitation, Michael Criden, Justin A. Stanley, Glenn Singer, Richard Bennett and Ron Warren (collectively the “Releasees”), from any and all charges, claims, liabilities, agreements, damages, causes of action, suits, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred) of any nature whatsoever, know or unknown, including, but not limited to, any claim of breach of fiduciary duty, rights arising out of alleged violations of any contracts, express or implied, any covenant of good faith and fair dealing, express or implied, or any tort, or any federal, state or other governmental statute, regulation or ordinance (“Claim” or “Claims”), which the Claimant Parties now have, or claim to have, or which the Claimant Parties at any time hereinafter may have or claim to have, against each or any of the Releasees occurring up to and including the Effective Date.

4.    Agreement Not to Use Non-Public and/or Confidential Information by Claimant Parties. The Claimant Parties covenant and agree, for a period of five (5) years from the Effective Date of this Agreement, not to use any non-public and/or Confidential Information which is or may come into the possession or knowledge of the Claimant Parties, including, but not limited to, any such information that was or is obtained through the Siefert arbitration (Matter No. 30 181 Y 00559 05), Smith litigation (Case No. 1:06-cv-0849-MHS) or Breit litigation (Case No. 1:06-cv-0850-MHS), or through any other means not herein specified, in any way against the Releasees with respect to any Claim released herein. For purposes of this Agreement, “Confidential Information” means any and all data and information, whether disclosed orally, in writing, by observation, or otherwise, relating to SmartVideo’s business which is not generally known to its competitors or the public and is subject to reasonable efforts to maintain its secrecy. Confidential information covered by this Agreement does not have to be marked “Confidential” to be treated as such, and it includes, without limitation, information relating to SmartVideo’s: software; designs; compilations; programs; methods; techniques; drawings; processes; research and development; legal affairs; accounting; filings and drafts thereof; work papers; finances; actual or potential customer information and lists; customer, partners, prospective customer, clients, vendors, agents, representatives, consultant, and employment candidate contact names and information; customer preferences; the needs and hiring habits of SmartVideo’s customers; billing rates; pricing practices; marketing, recruiting, and placement strategies; business plans; margins; prices; operations; existing and future services; contract expiration dates; forecasts and forecast assumptions and volumes; and other financial, sales, marketing, services, and operations information, whether written or otherwise, which is not common knowledge in SmartVideo’s industry or to the public. Confidential Information shall not include any data or information that has been voluntarily disclosed to the public or its competitors by SmartVideo (except where such public disclosure has been made without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means.

5.    Agreement Not to Disparage by Claimant Parties: The Claimant Parties agree that, as part of the consideration for this Agreement, and for a period of three (3) years from the Effective Date, they will not, directly or indirectly, in any capacity or manner, make, cause, encourage or assist to be made any statements, comments or remarks, whether oral, verbal, in writing, or electronically transmitted, which might reasonably be considered to be derogatory, defamatory or critical of, or negative towards, or to malign, harm, defame, disparage, or damage the reputation and good name of SmartVideo, its subsidiaries or affiliates, its respective officers, directors, agents or employees, or the Releasees. Provided, however, that if any of the Claimant Parties are required by any applicable law, regulation, statute, subpoena, court order or other compulsory process to disclose information related to SmartVideo, such disclosure of truthful information shall not constitute a breach of this section or of this Agreement.

6.    Agreement Not to Assist by Smith, Paramount, Ganiere and Calvert. Smith, Paramount, Ganiere and Calvert covenant and agree not to institute or participate in any way in anyone else’s actions against any of the Releasees with respect to any Claim released herein, except as required by any subpoena, court order, or other compulsory process.

7.    Dismissal. Upon receipt of the payment set forth in Section 2 above, Paramount and Smith shall immediately dismiss, with prejudice, Civil Action No. 1:06-cv-0849-MHS currently pending in the United States District Court for the Northern District of Georgia.

8.    Release of Claims by SmartVideo. SmartVideo hereby irrevocably releases the Claimant Parties from any and all charges, claims liabilities, agreements, damages, causes of action, suits, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred) of any nature whatsoever, known or unknown, including, but not limited to, any rights arising out of alleged violations of any contracts, express or implied, any covenant of good faith and fair dealing, express or implied, or any tort or violation of any other legal or contractual duty arising under the laws of the State of Georgia or the laws of the United States (“Claim” or “Claims”), which SmartVideo now has, or claims to have, or which SmartVideo at any time heretofore had, or claimed to have, against the Claimant Parties, in each case as to acts or omissions by the Claimant Parties occurring up to and including the Effective Date.

9.    Agreement Not to Disparage by SmartVideo. SmartVideo agrees that, as part of the consideration for this Agreement, and for a period of three (3) years from the Effective Date, the members of the Board of Directors, and all SmartVideo officers covered by Section 16(a) of the Securities Exchange Act of 1934, as amended, will not, directly or indirectly, in any capacity or manner, make, cause, encourage or assist to be made any statements, comments or remarks, whether oral, verbal, in writing or electronically transmitted, which might reasonably be considered to be derogatory, defamatory or critical of, or negative towards, or to malign, harm, defame or damage the reputation and good name of any of the Claimant Parties, nor will they authorize, condone, or encourage any such disparagement from others. Notwithstanding the foregoing, the Claimant Parties recognize and acknowledge that SmartVideo will not be liable for unauthorized remarks by individuals employed by or otherwise associated with SmartVideo, other than the members of the Board of Directors and the SmartVideo officers covered by Section 16(a) of the Securities Exchange Act of 1934, as amended. Provided, however, that if SmartVideo or any of the Releasees are required by an applicable law, regulation, statute, subpoena, court order, or other compulsory process to disclose information related to any of the Claimant Parties, such disclosure of truthful information shall not constitute a breach of this Agreement. Moreover, this Section 9 shall not apply to any communications: (1) between SmartVideo and its independent public auditors; (2) necessary to comply fully with all applicable requirements and policies of federal and state laws, stock exchange rules, and the rules and regulations of the Securities and Exchange Commission and other federal and state agencies; (3) necessary to cooperate fully with any investigation or request for information from any state or federal governmental agency, stock exchange, or regulatory organization; (4) necessary in the course of preparing and filing appropriate tax returns or dealing with federal or state taxing authorities; (5) necessary in connection with obtaining advice from legal counsel; or (6) made in connection with any judicial or administrative proceeding or arbitration with respect to which such communications are relevant.

10.    Entire Agreement. This Agreement sets forth the complete and exclusive statement of the terms of the agreement between the Parties hereto and fully supersedes any and all prior agreements or understandings between the Parties hereto pertaining to the subject matter hereof.

11.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to any principles of conflicts of laws.

12.    Specific Performance; Attorneys’ Fees. This Agreement may be specifically enforced, and injunctive relief may be granted to prevent a breach of the Agreement since there is no adequate remedy at law. The prevailing party in any proceeding brought to obtain specific performance or injunctive relief pursuant to this Agreement shall be entitled to an award of its reasonable costs and expenses, including, without limitation, attorneys’ fees.

13.    Severability. Except for Sections 3, 4 and 5, should any part, term or provision of this Agreement be declared or determined by any court to be illegal, invalid or otherwise unenforceable, the legality, validity and enforceability of the remaining parts, terms or provisions hereof shall be deemed not to be affected, and the Agreement shall be interpreted and enforced as if such illegal, invalid or unenforceable part, term or provision, to the extent possible, is not contained herein. If Section 3, 4 or 5 is declared illegal, invalid or otherwise unenforceable, SmartVideo may, at its option, declare this entire Agreement null and void.

14.    Construction. Both parties acknowledge and agree that they participated jointly in the negotiation and drafting of this Agreement and the rule of construction that ambiguities are construed against the drafter is hereby waived.

15.    No Release from Future Actions or Inactions. Nothing contained herein shall be construed as a release by the Parties hereto of, or an agreement by the Parties hereto not to sue on any claims, manner of actions, causes of actions, whether at law or in equity, suits, judgments, debts, liens, contracts, agreements, promises, liabilities, demands, damages, losses, costs, expenses or disputes (including attorneys’ fees and costs) arising out of any act, omission, matter, cause, conduct, claim, event or thing whatsoever which may occur after the Effective Date of this Agreement to the end of time.

16.    Amendment. This Agreement may not be modified, amended, supplemented, or terminated except by a written instrument executed by the Parties hereto.

17.    Notice. All notices, requests, demands, and other communications required hereunder shall be in writing and shall be deemed to have been duly given if delivered or if mailed, by United States certified or registered mail, postage prepaid, to the other party to which the same is directed at the following addresses (or at such other addresses as shall be given in writing by the Parties to one another):

If to SmartVideo:	Attn: Chief Financial Officer w/ a copy also to: Attn: General Counsel SmartVideo™ Technologies, Inc. 3505 Koger Boulevard, Suite 400 Duluth, Georgia 30096

If to Claimant Parties:	Alan L. Frank, Esquire Alan L. Frank Law Associates, P.C. 8380 Old York Road, Ste. 410 Elkins Park, PA 19027

18.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, and all of which together shall be deemed to be one and the same Agreement. Executed counterparts may be delivered via facsimile transmission.

19. Participation in Negotiations. EACH OF THE UNDERSIGNED PARTIES ACKNOWLEDGES AND AGREES THAT SUCH PARTY HAS PARTICIPATED IN THE NEGOTIATION OF AND CAREFULLY READ EACH OF THE TERMS AND PROVISIONS OF THIS AGREEMENT AND UNDERSTANDS ITS CONTENTS, AND THAT SUCH PARTY EXECUTED THIS SEVERANCE AGREEMENT AS SUCH PARTY’S OWN FREE ACT AND DEED.

Executed this 30th day of June, 2006 by and between:

SmartVideo™ Technologies, Inc.

By:
Its:	VP - Finance

Witness:		CHRISTOPHER SMITH

Attest:

PARAMOUNT TRADING CO., INC.

BY:

JOHAN GANIERE

BY:

ALAN L. FRANK, ESQUIRE

BY:

ALAN L. FRANK LAW ASSOCIATES, P.C.

BY:

19.    Participation in Negotiations. EACH OF THE UNDERSIGNED PARTIES ACKNOWLEDGES AND AGREES THAT SUCH PARTY HAS PARTICIPATED IN THE NEGOTIATION OF AND CAREFULLY READ EACH OF THE TERMS AND PROVISIONS OF THIS AGREEMENT AND UNDERSTANDS ITS CONTENTS, AND THAT SUCH PARTY EXECUTED THIS SEVERANCE AGREEMENT AS SUCH PARTY’S OWN FREE ACT AND DEED.

Executed this ______ day of June, 2006 by and between:

SmartVideo™ Technologies, Inc.

By:

Its:

Witness:	CHRISTOPHER SMITH

Attest:

PARAMOUNT TRADING CO., INC.

BY:

JOHAN GANIERE

BY:

ALAN L. FRANK, ESQUIRE

BY:

ALAN L. FRANK LAW ASSOCIATES, P.C.

BY:

19.    Participation in Negotiations. EACH OF THE UNDERSIGNED PARTIES ACKNOWLEDGES AND AGREES THAT SUCH PARTY HAS PARTICIPATED IN THE NEGOTIATION OF AND CAREFULLY READ EACH OF THE TERMS AND PROVISIONS OF THIS AGREEMENT AND UNDERSTANDS ITS CONTENTS, AND THAT SUCH PARTY EXECUTED THIS SEVERANCE AGREEMENT AS SUCH PARTY’S OWN FREE ACT AND DEED.

Executed this ______ day of June, 2006 by and between;

Smart Video™ Technologies, Inc.

By:

Its:

Witness:	CHRISTOPHER SMITH

Attest:

PARAMOUNT TRADING CO., INC.

BY:

JOHAN GANIERE

BY:

ALAN L. FRANK, ESQUIRE

BY:

ALAN L. FRANK LAW ASSOCIATES, P.C.

BY:

19.    Participation in Negotiations. EACH OF THE UNDERSIGNED PARTIES ACKNOWLEDGES AND AGREES THAT SUCH PARTY HAS PARTICIPATED IN THE NEGOTIATION OF AND CAREFULLY READ EACH OF THE TERMS AND PROVISIONS OF THIS AGREEMENT AND UNDERSTANDS ITS CONTENTS, AND THAT SUCH PARTY EXECUTED THIS SEVERANCE AGREEMENT AS SUCH PARTY’S OWN FREE ACT AND DEED.

Executed this ______ day of June, 2006 by and between;

Smart Video™ Technologies, Inc.

By:

Its:

Witness:	CHRISTOPHER SMITH

Attest:

PARAMOUNT TRADING CO., INC.

BY:

JOHAN GANIERE

BY:

ALAN L. FRANK, ESQUIRE

BY:

ALAN L. FRANK LAW ASSOCIATES, P.C.

BY:

19.    Participation in Negotiations. EACH OF THE UNDERSIGNED PARTIES ACKNOWLEDGES AND AGREES THAT SUCH PARTY HAS PARTICIPATED IN THE NEGOTIATION OF AND CAREFULLY READ EACH OF THE TERMS AND PROVISIONS OF THIS AGREEMENT AND UNDERSTANDS ITS CONTENTS, AND THAT SUCH PARTY EXECUTED THIS SEVERANCE AGREEMENT AS SUCH PARTY’S OWN FREE ACT AND DEED.

Executed this_____day of June, 2006 by and between:

SmartVideo™ Technologies, Inc.

By:

Its:

Witness:	CHRISTOPHER SMITH

Attest:

PARAMOUNT TRADING CO., INC.

BY:

JOHAN GANIERE

BY:

ALAN L. FRANK, ESQUIRE

BY:

ALAN L. FRANK LAW ASSOCIATES, P.C.

BY:

SMARTVIDEO TECHNOLOGIES, INC.

BY:
VP - Finance

BY:

ALAN L. FRANK LAW ASSOCIATES, P. C.

BY:

SMARTVIDEO TECHNOLOGIES, INC.

BY:
CLAIR CALVERT

By: